UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06062

The Thai Capital Fund, Inc.
(Exact name of registrant as specified in charter)

1735 Market Street, 32nd Floor Philadelphia, PA			19103
(Address of principal executive offices)			(Zip code)

Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103
(Name and address of agent for service)

Registrant’s telephone number, including area code:		866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Item 1 — Reports to Stockholders

The Thai Capital Fund, Inc.

Stockholder Letter (unaudited)

August 20, 2013

Dear Stockholders:

The management of Thai Capital Fund, Inc. (the “Fund”) would like to take this opportunity to update its stockholders about the Fund’s upcoming liquidation, the Thai economy, the activities of the Stock Exchange of Thailand (“SET”), and the Fund’s performance for the six months ended June 30, 2013.

Fund Liquidation

At a Special Meeting of Stockholders held on July 1, 2013, stockholders approved the liquidation and dissolution of the Fund in accordance with a Plan of Liquidation and Dissolution approved by the Fund’s Board of Directors (the “Plan”). The Fund appointed SCB Asset Management Co. Ltd. (“SCBAM”), the Fund’s investment manager, as liquidator of the Fund’s investment plan (“Investment Plan”) which was established in conformity with Thai law, through which the Fund invested in Thai securities. The assets of the Investment Plan were liquidated and distributed to the Fund and it is expected that the Investment Plan will terminate by the end of August 2013.

The Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) administered by American Stock Transfer & Trust Company was cancelled on August 1, 2013. Whole shares held under the Plan were transferred to the stockholder’s direct registered shares account and fractional shares held in the Plan were converted to cash at the then-current market price and paid to stockholders.

In connection with the liquidation and dissolution of the Fund, the Fund closed its share register books at the close of business on August 12, 2013, and trading in the Fund’s stock on the NYSE MKT was suspended on August 13, 2013. The proportionate interests of stockholders in the assets of the Fund were fixed on the basis of their respective holdings at the close of business on August 16, 2013. On August 23, 2013, the Fund paid an initial liquidating distribution, in an amount equal to approximately 90% of the proceeds of the liquidation of the Fund’s portfolio, to stockholders as of August 16, 2013.

Following the initial liquidating distribution, the Fund will pay unpaid liabilities and obligations of the Fund. It is anticipated that a final liquidating distribution will be made prior to the dissolution of the Fund in September 2013.

Thai Stock Market Overview

For the first half of 2013, the SET Index moved up by 59.97 points or 4.31% to close at 1,451.9, with daily average turnover of Baht 58.5 billion. Foreign investors posted net selling of Baht 632.9 million.

In January, the Thai market extended its bullish phase from December as better sentiment on the global economy and financial markets, as well as excess liquidity drove investors to a risk on mode in the equity markets of the growing economies, especially Asian and local bourses. As to the economy, high-frequency indicators of most major countries picked up. In addition, the United States managed to postpone its debt ceiling deadline to mid-May, which resulted in lower pressure on its sovereign rating in the near-term. As to liquidity, aggressive monetary policy in Japan was announced in order to drive its currency lower. Global synchronized quantitative easing (“QE”) was in place and benefited global risk assets. Locally, the redemption effect from Long-Term Equity Fund (LTF) did not significantly weigh on the market, as a number of Thai institutions launched more funds, called Trigger Funds, to capture the rising market trend. So the new funds offset the redemption of LTF.

The market continued its strong gains in February as investor sentiment was at a high level and led to strong performance of small to medium cap stocks. Most listed firms reported in-line net profits for 2012 and local institutions were high net buyers, while foreign investors took some profit. The SET announced that it implemented more strict measures to control highly speculative stock trading and ensure stability of the overall market. As to external factors, there were some concerns regarding uncertainty about the US Federal Reserve QE program, which might end sooner than expected. In the final week of February, foreign inflows were stronger after the US Federal Reserve’s Chairman stated that QE programs should remain, as their benefits to the economy outweigh the costs.

The Thai market continued its uptrend in the first two weeks of March as strong Thai economic conditions remained and Fitch Rating upgraded Thai foreign currency long-term issuer default rating from BBB to BBB+ with a stable outlook. However, in the second half of the month, there were a number of negative factors that put downward pressure on the market including the concerns over the Cyprus financial crisis, the appreciation of Thai Baht against the US Dollar, which led to concerns over the control measures on foreign fund flows, the domestic political situation, and the SET regulation to increase initial margin for cash accounts from 15% to 20% as a means to cool down speculative trading.

The market continued its fluctuations in April because of profit taking before the Songkran long holidays and concerns over local political issues and the possibility of government measures to control Thai Baht appreciation as the Thai Baht touched a new 16-year high at 28.56 Baht/USD. The SET Index made a new low in

2013 at 1,458.40 on April 10th. An external negative factor was mainly a lower-than-expected first quarter China GDP announcement (7.7% instead of 8.0% forecast). The SET Index started to pick up during the last two weeks as investors returned to trade listed companies that were expected to have a solid first-quarter financial performance.

The market picked up during the first half of May due to market anticipation of listed companies’ first-quarter financial performance and of the inclusion of stocks in the MSCI Thailand Index. In addition, there was positive sentiment on global equity markets due to better US economic indicators. The SET Index made a new high in 2013 at 1,643 on May 21st. As there was no major positive factor to drive up the market further, lower than expected China’s economic indicators and concerns over the tapering of United States QE measures led the SET Index to decline again near the end of month.

The Thai market extended its correction in June due to investor fear of tapering of the US QE. This led to global asset reallocations and foreign fund outflows from equity markets to US$ assets. In addition, there were concerns over a Chinese banking crisis as interbank rates increased and forecasted GDP growth was lowered. Moreover, there were local factors such as softer domestic consumer spending and political issues regarding the government’s rice pledge policies, which also contributed to a negative impact to the market.

Thai Stock Market Outlook

The end of the QE will be negative for stock markets in the short term only due to lower liquidity driving bond yields upward. Some capital will likely flow back into the US markets. However, when the US Federal Reserve decides to finally end QE, this will mean the US economy is recovering, which benefits markets over the long run.

Foreign investors may increase portfolios moderately to wait and see if the US economy is in fact recovering as the US Federal Reserve estimates. If the US economy does not grow as expected, speculation could arise once again as markets will have some hope that the US Federal Reserve will maintain the QE.

Factors supporting the Thai market are the relatively low valuations of Thai stocks even if there were a slowdown in domestic consumption and the government infrastructure project delays. Exports could recover in the second half of 2013 driven by the recovering US economy. The loose monetary policies from the Bank of Japan (“BoJ”) and European Central Bank will help inject liquidity into the world system, offsetting the QE slowdown. The BoJ has set a US$70 billion fund to purchase bonds each month until 2014, accounting for 82% of the QE3 fund value.

Main factors in the third quarter of 2013 are the Chinese and US second quarter 2013 GDP announcements on July 15-17, the Federal Open Market Committee (FOMC) meeting outcome (July 30-31 and September 17-18) where the consensus estimates that the US Federal Reserve will slow QE3 at this meeting, and the Thai political situation before the parliamentary session begins. For local factor, investors would seek to invest in those companies which are likely to report strong earnings in the second quarter.

In terms of valuation based on Bloomberg forecasted earnings-per-share (“EPS”) growth of 23.7% for 2013 (as of June 28, 2013), the Thai stock market is trading at a price-to-earnings (“PER”) for 2013 of 13.40, price-to-book value (“P/BV”) of 2.19 with a dividend yield of 3.35%. Compared to five-year historical average of PER of 15.12, P/BV of 1.77 and dividend yield of 4.14%, the Thai market is relatively cheap in terms of PER, but expensive in terms of P/BV and dividend yield.

Performance Evaluation

As of June 30, 2013, the Fund had net assets of US$43.5 million, equivalent to a net asset value (NAV) per share of US$12.15. Of this amount, equity securities accounted for 97.2% of net assets and the remainder was in cash and bank deposits.

For the first half of 2013, the SET Index was up 4.31% in Thai Baht terms and the Fund’s portfolio return was up 6.40%, outperforming the benchmark by 2.09%.

Sincerely yours,

Martin J. Gruber

Chairman of the Board

General Information (unaudited)

The Fund

The Thai Capital Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies. The Fund’s investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between SCB Asset Management Co., Ltd. (the “Manager”), the Fund’s investment manager, and the Fund. The Fund’s investments through the Investment Plan are managed by the Manager.

On July 1, 2013, stockholders approved the liquidation and dissolution of the Fund in accordance with a Plan of Liquidation and Dissolution approved by the Fund’s Board of Directors. The Fund closed its share register books at the close of business on August 12, 2013, and trading in the Fund’s stock on the NYSE MKT was suspended effective on August 13, 2013. On August 23, 2013, an initial liquidating distribution in an amount equal to approximately 90% of the proceeds of the liquidation of the Fund’s portfolio, was paid to stockholders as of August 16, 2013 (the date on which the proportionate interests of stockholders in the assets of the Fund was fixed on the basis of their respective holdings). Following the initial liquidating distribution, the Fund will pay unpaid liabilities and obligations of the Fund. It is anticipated that a final liquidating distribution will be made prior to the dissolution of the Fund in September 2013.

Stockholder Information

Until August 13, 2013, the Fund’s shares were listed on the NYSE MKT LLC (“NYSE MKT”). The Fund understands that its shares may have traded periodically on certain exchanges other than the NYSE MKT, but the Fund did not list its shares on those other exchanges and did not encourage trading on those exchanges.

The Fund’s NYSE MKT trading symbol was “TF”. The Fund’s historical daily net asset value is available by contacting the Fund’s administrator Aberdeen Asset Management Inc. by:

•  Calling toll free at 1-866-839-5205 in the United States,

•  E-mailing InvestorRelations@aberdeen-asset.com, or

•  Visiting the website at www.thaicapitalfund.com.

Also, the Fund’s website includes historical data such as historical press releases, monthly market reviews and a list of the Fund’s top ten industries and holdings prior to liquidation. The Fund’s governance documents continue to appear on its website under the section titled “Information”, which includes the Fund’s proxy voting policies and procedures, its code of ethics and its audit committee charter.

Inquiries

Inquiries concerning your registered share account should be directed to the American Stock Transfer & Trust Company (the “Plan Agent”) at the number noted on the next page. All written inquiries should be directed to The Thai Capital Fund, Inc., c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Manager to determine how to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling toll free 1-866-839-5205 in the United States; (2) by visiting www.thaicapitalfund.com; and (3) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Manager votes these proxies is now available by calling the same number and is available on the Commission’s website. The Fund files with the Commission its report on Form N-PX covering the Fund’s proxy voting record for the 12-month period ended June 30 by August 30 of the relevant year. A final Form N-PX covering the period from June 30, 2013 through the Liquidation Date will be filed with the SEC following the liquidation, but by no later than August 30, 2014.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed with the Commission as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission’s website at www.sec.gov and the Fund’s website at www.thaicapitalfund.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling 1-866-839-5205.

Dividend Reinvestment and Cash Purchase Plan

In anticipation of the initial liquidating distribution, the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) administered by American Stock Transfer & Trust Company was cancelled on August 1, 2013. Whole shares held under the Plan were transferred to the stockholder’s direct registered shares account and fractional shares held in the Plan were converted to cash at the then-current market price and were returned to stockholders as a part of the liquidating distributions.

Consolidated Portfolio of Investments (unaudited)

As of June 30, 2013

LONG-TERM INVESTMENTS—97.2%(a)

COMMON STOCKS—97.2%

Shares	Description	Value (US$)
Building Materials—1.2%
248,500	Dynasty Ceramic PCL	$509,888

Commercial Banks—19.6%
421,400	Bangkok Bank PCL	2,750,766
884,900	Bank of Ayudhya PCL	1,006,383
217,200	Kasikornbank PCL	1,326,064
342,000	Kiatnakin Bank PCL	580,712
2,105,400	Krung Thai Bank PCL	1,368,231
20,812,100	TMB Bank PCL	1,490,700
		8,522,856
Commercial Services & Supplies—4.2%
1,589,100	Bangkok Expressway PCL	1,824,924

Diversified Telecommunication Services—13.0%
459,200	Advanced Info Service PCL	4,151,365
2,223,400	Jasmine International PCL	558,400
547,800	Samart Corp. PCL	401,649
488,000	Thaicom PCL	514,984
		5,626,398
Electric Utilities—0.6%
119,700	Glow Energy PCL	276,072

Engineering & Construction—13.5%
606,900	Airports of Thailand PCL	3,279,790
1,962,100	CH Karnchang PCL	1,318,898
2,028,900	Sino Thai Engineering & Construction PCL	1,267,580
		5,866,268
Food Products—0.9%
203,240	Thai Union Frozen Products PCL	380,971

Healthcare Providers & Services—6.1%
368,200	Bangkok Dusit Medical Services PCL	1,860,122
274,200	Bumrungrad Hospital PCL	673,699
467,700	Chularat Hospital PCL*(b)	130,440
		2,664,261
Holding Companies-Diversified Operations—7.1%
215,300	Siam Cement PCL	3,082,706

Home Builders—5.9%
4,622,400	Land and Houses PCL	1,680,377
8,939,200	Quality Houses PCL	887,568
		2,567,945
Lodging—3.0%
1,226,600	Central Plaza Hotel PCL	1,308,172

Metal Fabricate/Hardware—0.6%
113,500	STP & I PCL	276,024

Oil, Gas & Consumable Fuels—7.9%
449,900	PTG Energy PCL(b)	58,894
313,000	PTT PCL	3,365,928
		3,424,822
Real Estate—6.1%
649,800	Central Pattana PCL	937,725
2,583,000	SC Asset Corp. PCL	341,942
2,364,600	Ticon Industrial Connection PCL	1,372,422
		2,652,089

See notes to consolidated financial statements.

COMMON STOCKS (concluded)

Shares	Description	Value (US$)
Retail—7.5%
1,523,400	Minor International PCL	$1,209,817
312,000	Robinson Department Store PCL	609,753
1,387,750	Siam Global House PCL	1,036,798
16,000	Siam Makro PCL	401,289
		3,257,657
Total Long-Term Investments—97.2% (Cost $40,296,134)		42,241,053

SHORT-TERM INVESTMENT—0.9%

Par Amount
$382,000	Repurchase Agreement, State Street Bank and Trust Co., 0.01% dated 06/28/2013, due 07/01/2013 repurchase price $382,000, collateralized by a U.S. Treasury Bond, maturing 08/15/2022; total market value of $392,694	382,000
Total Short-Term Investment—0.9% (Cost $382,000)		382,000
Total Investments—98.1% (Cost $40,678,134)(c)		42,623,053
Other assets in excess of liabilities—1.9%		832,520
NET ASSETS—100.0%		$43,455,573

*                 Non-income producing security.

(a)         Unless otherwise noted, all securities are fair valued. Fair values are determined pursuant to procedures approved by the Board of Directors. See Note 2(a) of the accompanying notes to consolidated financial statements.

(b)         Security is not fair valued.

(c)          See notes to consolidated financial statements for tax unrealized appreciation/depreciation of securities.

See notes to consolidated financial statements.

EQUITY CLASSIFICATIONS HELD
June 30, 2013 (unaudited)

Industry	Percentage of Net Assets
Commercial Banks	19.6%
Engineering & Construction	13.5
Diversified Telecommunication Services	13.0
Oil, Gas & Consumable Fuels	7.9
Retail	7.5
Holding Companies-Diversified Operations	7.1
Healthcare Providers & Services	6.1
Real Estate	6.1
Home Builders	5.9
Commercial Services & Supplies	4.2
Lodging	3.0
Building Materials	1.2
Food Products	0.9
Electric Utilities	0.6
Metal Fabricate/Hardware	0.6
Other	2.8
100.0%

TEN LARGEST EQUITY POSITIONS HELD
June 30, 2013 (unaudited)

Name of Security	Percentage of Net Assets
Advanced Info Service PCL	9.6%
PTT PCL	7.7
Airports of Thailand PCL	7.5
Siam Cement PCL	7.1
Bangkok Bank PCL	6.3
Bangkok Dusit Medical Services PCL	4.3
Bangkok Expressway PCL	4.2
Land and Houses PCL	3.9
TMB Bank PCL	3.4
Ticon Industrial Connection PCL	3.2

See notes to consolidated financial statements.

Consolidated Statement of Assets and Liabilities

As of June 30, 2013 (unaudited)

Assets
Investments, at value (cost $40,296,134)	$42,241,053
Repurchase agreement, at value (cost $382,000)	382,000
Foreign currency, at value (cost $4,429,788)	4,294,207
Cash	694
Interest receivable	855
Prepaid expenses in connection with stock offering	26,951
Prepaid expenses	10,458
Total assets	46,956,218
Liabilities
Dividends payable to common shareholders	2,390,708
Accrued Thai tax provision	719,694
Payable for investments purchased	208,319
Legal fees and expenses (Note 3)	57,053
Administration fees payable (Note 3)	31,791
Investment management fees payable (Note 3)	20,097
Director fees payable	11,938
Investor relations fees payable	2,330
Accrued expenses	58,715
Total liabilities	3,500,645
Net Assets	$43,455,573

Composition of Net Assets:
Common stock (par value $.01 per share)	$35,756
Paid-in capital in excess of par	39,641,788
Accumulated net investment income	391,875
Accumulated net realized gain from investments and foreign currency transactions	1,765,841
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,620,313
Net Assets	$43,455,573
Net asset value per common share based on 3,575,649 shares issued and outstanding	$12.15

See notes to consolidated financial statements.

Consolidated Statement of Operations

For the Six Months Ended June 30, 2013 (unaudited)

Net investment income:
Income
Dividends	$858,698
Interest	10,295
868,993
Expenses:
Investment management fee (Note 3)	148,532
Administration fee (Note 3)	61,674
Legal fees and expenses (Note 3)	72,999
Independent auditors’ fees and expenses	35,892
Thai repatriation tax	33,843
Reports to stockholders and proxy solicitation	26,459
Directors’ fees and expenses	25,710
Custodian’s fees and expenses (Note 3)	22,681
Investor relations fees and expenses	10,947
Transfer agent’s fees and expenses	6,213
Insurance expense	5,197
Miscellaneous	26,970
Total expenses	477,117
Net investment income	391,876
Realized and unrealized gains/(losses) on investments and foreign currencies
Net realized gain/(loss) from:
Investment transactions, net of $219,087 Thai tax provision	1,873,381
Foreign currency transactions	(86,054)
1,787,327
Net change in unrealized appreciation/(depreciation) on:
Investments, net of $93,888 Thai tax provision	(607,581)
Foreign currency translation	(145,922)
(753,503)
Net gain from investments and foreign currencies	1,033,824
Net Increase in Net Assets Resulting from Operations	$1,425,700

See notes to consolidated financial statements.

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2013 (unaudited)	For the Year Ended December 31, 2012
Increase/(decrease) in net assets operations:
Net investment income	$391,876	$473,026
Net realized gain from investment transactions	1,873,381	5,493,585
Net realized gain/(loss) from foreign currency transactions	(86,054)	30,761
Net change in unrealized appreciation/depreciation on investments	(607,581)	5,939,642
Net change in unrealized appreciation/depreciation on foreign currency translation	(145,922)	23,526
Net increase in net assets resulting from operations	1,425,700	11,960,540
Distributions to stockholders from:
Net investment income	(114,868)	—
Net realized gains	(2,275,840)	(3,518,724)
Net decrease in net assets from distributions	(2,390,708)	(3,518,724)
Common stock transactions:
Reinvestment of dividends resulting in the issuance of 10,835 and 0 shares of common stock, respectively	133,592	—
Net increase/(decrease) in net assets	(831,416)	8,441,816
Net assets:
Beginning of period	44,286,989	35,845,173
End of period (including accumulated net investment income of $391,875 and $114,867, respectively)	$43,455,573	$44,286,989

Amounts listed as “—” are $0 or round to $0.

See notes to consolidated financial statements.

Notes to Consolidated Financial Statements (unaudited)

1. Organization

The Thai Capital Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990. It is registered with the U.S. Securities and Exchange Commission as a non-diversified, closed-end management investment company.

The Fund made its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with SCB Asset Management Co., Ltd. (the “Manager”), the Fund’s investment manager. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

The Investment Plan has a 25-year duration through May 17, 2015 (subject to earlier termination) unless continuance thereof is approved by the Bank of Thailand. As discussed in Note 8, “Subsequent Events,” stockholders have approved the liquidation and dissolution of the Fund in accordance with a Plan of Liquidation and Dissolution approved by the Fund’s Board of Directors (the “Board”). The Board has appointed the Manager as liquidator of the Investment Plan. The assets of the Investment Plan have been liquidated and distributed to the Fund, and it is expected that the Investment Plan will terminate by the end of August 2013.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

The Fund is required to value its securities at the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the fair valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. A security using any of these pricing methodologies is determined as a Level 1 investment.

In addition, Thai equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holding to estimate market movements between the time foreign markets close and the time the Fund

Notes to Consolidated Financial Statements (unaudited) (continued)

values such Thai securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When the prices with the application of valuation factors are utilized, the value assigned to such Thai securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the pricing service is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold. A security that applies a valuation factor is determined as a Level 2 investment because the exchange traded price has been adjusted.

In the event that a security’s market quotations are not readily available or are deemed unreliable, (other than because the foreign exchange on which they trade closed before the Valuation Time), the fair value of a security is determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1—quoted prices in active markets for identical investments;

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments	Level 1	Level 2	Level 3	Total
Building Materials	$—	$509,888	$—	$509,888
Commercial Banks	—	8,522,856	—	8,522,856
Commercial Services & Supplies	—	1,824,924	—	1,824,924
Diversified Telecommunication Services	—	5,626,398	—	5,626,398

Notes to Consolidated Financial Statements (unaudited) (continued)

Investments	Level 1	Level 2	Level 3	Total
Electric Utilities	$—	$276,072	$—	$276,072
Engineering & Construction	—	5,866,268	—	5,866,268
Food Products	—	380,971	—	380,971
Healthcare Providers & Services	130,440	2,533,821	—	2,664,261
Holding Companies-Diversified Operations	—	3,082,706	—	3,082,706
Home Builders	—	2,567,945	—	2,567,945
Lodging	—	1,308,172	—	1,308,172
Metal Fabricate/Hardware	—	276,024	—	276,024
Oil, Gas & Consumable Fuels	58,894	3,365,928	—	3,424,822
Real Estate	—	2,652,089	—	2,652,089
Retail	—	3,257,657	—	3,257,657
Short-Term Investment	—	382,000	—	382,000
Total Investments	$189,334	$42,433,719	$—	$42,623,053

The Fund held no Level 3 securities at June 30, 2013.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. As described above, certain Thai securities are valued utilizing an independent pricing service to reflect any significant market movements between the time the Fund values such Thai securities and the earlier closing of foreign markets. For some securities, the pricing service is unable to provide a valuation factor. The utilization of these procedures can result in transfers between Level 1 and Level 2. However, during the period ended June 30, 2013, there were no transfers between Level 1 and Level 2. For the period ended June 30, 2013, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $382,000 as of June 30, 2013. The value of the related collateral exceeded the value of the repurchase agreement at period end.

(c) Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. Dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated

Notes to Consolidated Financial Statements (unaudited) (continued)

at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

(d) Security Transactions, Investment Income and Expenses:

Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

(e) Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis (“book/tax”) differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

(f) Federal Income Taxes:

The Fund distributes substantially all of its taxable income to comply with the minimum distribution and other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. As of June 30, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. As of June 30, 2013, the Fund did not have any unrecognized tax benefits. The Fund’s federal tax returns for the current and prior four fiscal years remain subject to examination by the Internal Revenue Service.

The Fund provides for Thai taxation based upon its understanding of the application of Thai tax law to the Investment Plan. Thai Baht remittances from the Investment Plan to the Fund during the term of the Investment Plan are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan’s net income and net realized gains on the sale of securities. Remittances for the payment of expenses (other than Thai withholding tax) are not subject to a Thai withholding tax. The Fund records a provision for such taxes based upon change in the Investment Plan’s expected liability for withholding taxes and the Fund’s expected distributions required to comply with the requirements applicable to regulated investment companies. The amount of Thai withholding taxes ultimately paid could be different from the amounts accrued depending on various factors, including whether unrealized gains are ultimately realized, the timing of

Notes to Consolidated Financial Statements (unaudited) (continued)

the realization of gains, stockholder distribution reinvestment rates and the effect of exchange rates, and the difference could be material.

3. Agreements and Transactions with Affiliates

(a) Investment Manager:

The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract, as amended. The Manager makes the investment management decisions relating to the Fund’s assets held through the Investment Plan. For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan’s average weekly net assets. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2013, no such expenses were paid to the Manager. For the six months ended June 30, 2013, the Manager earned $148,532 in management fees. At June 30, 2013, the Fund owed the Manager $20,097 for management fees.

(b) Administrator and Custodian and Other Related Parties:

Aberdeen Asset Management Inc. (“AAMI”) provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Fund’s Board of Directors. For Fund Administration, the Fund pays AAMI an annual fee at a rate of 0.20% of the value of the Fund’s average weekly net assets.

The Board has also approved the payment of the administrative compliance expense for the Fund in the amount of $21,000 per annum to AAMI, for services provided by AAMI staff in implementing the Fund’s compliance management system and the Fund’s compliance review program. This amount is included in the administration fee in the Fund’s Statement of Operations. For the period ended June 30, 2013, AAMI earned $61,674 from the Fund for administrative services.

Bangkok Bank Public Company Ltd. (“Bangkok Bank”) is the custodian for the Fund’s Thai assets. As compensation for its services as custodian, Bangkok Bank receives a monthly fee of 1/52 of 0.10% of the value of the weekly net assets of the Investment Plan and reimbursement of out-of-pocket expenses. For the six months ended June 30, 2013, Bangkok Bank earned $20,249 as compensation for custodial services to the Fund. At June 30, 2013, the Fund owed to Bangkok Bank $2,851 for custody fees and expenses.

During the six months ended June 30, 2013, the Fund accrued approximately $73,000 for legal services in connection with the Fund’s on-going operations to a law firm in which one of the Fund’s Assistant Secretary is a consultant.

4. Tax Cost of Investments

For federal income tax purposes, the cost of securities owned at June 30, 2013 was $40,296,134, excluding short-term investments. At June 30, 2013, the net unrealized appreciation of investments for federal income tax purposes, excluding short-term securities, of $1,944,919 was composed of gross appreciation of $4,005,796 for those investments having an excess of value over cost, and gross depreciation of $(2,060,877) for those investments having an excess of cost over value. For the six months ended June 30, 2013, total aggregate cost of purchases

Notes to Consolidated Financial Statements (unaudited) (continued)

and net proceeds from sales of portfolio securities, excluding short-term securities, were $24,085,859 and $26,791,366, respectively.

5. Capital

There are 100 million shares of $0.01 par value common stock authorized. As of June 30, 2013, there were 3,575,649 shares of the Fund outstanding. During the six months ended June 30, 2013, 10,835 shares were issued on January 11, 2013 at the reinvestment price of $12.33. The net asset value per share on that date was $12.82. As of June 30, 2013, based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission, Bulldog Investors/SMP held 38.21% of the shares outstanding.

6. Concentration of Risk

The Fund’s investments in Thailand involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Investment Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Investment Plan will be granted in a timely fashion or at all.

7. Subsequent Events

On July 12, 2013, the Fund paid a distribution of U.S. $0.6680608 per share to all stockholders of record as of June 28, 2013.

Fund Liquidation

At a Special Meeting of Stockholders held on July 1, 2013, stockholders approved the liquidation and dissolution of the Fund in accordance with a Plan of Liquidation and Dissolution approved by the Fund’s Board of Directors (the “Plan”).The Plan became effective upon the termination and liquidation of the investment plan (“Investment Plan”), established in conformity with Thai law, through which the Fund invested in Thai securities. Following the termination and liquidation of the Investment Plan, the Fund ceased investing its assets in accordance with its investment objective and will dissolve as soon as reasonable and practicable. The Fund appointed SCB Asset Management Co. Ltd. (“SCBAM”), the Fund’s investment manager, as liquidator of the Investment Plan.

In anticipation of the liquidation, the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) administered by American Stock Transfer & Trust Company was cancelled on August 1, 2013. Whole shares held under the Plan were transferred to the stockholder’s direct registered shares account and fractional shares held in the Plan were converted to cash at the then-current market price and were paid to stockholders. The Fund closed its share register books at the close of business on August 12, 2013, and trading in the Fund’s stock on the NYSE MKT was suspended effective on August 13, 2013. The proportionate interests of stockholders in the assets of the Fund were fixed on the basis of their respective holdings at the close of business

Notes to Consolidated Financial Statements (unaudited) (concluded)

on August 16, 2013. The initial liquidating distribution, in an amount equal to approximately 90% of the proceeds of the liquidation of the Fund’s portfolio, was paid to stockholders as of August 16, 2013, on August 23, 2013.

Following the initial distribution to stockholders, the Fund will pay unpaid liabilities and obligations of the Fund. It is anticipated that a final liquidating distribution will be made prior to the dissolution of the Fund, which is anticipated in September 2013.

Financial Highlights

	For the Six Months Ended June 30, 2013		For the Year Ended December 31,
	(unaudited)		2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of period	$12.42		$10.06	$14.89	$11.62	$7.32	$13.27
Net investment income	0.11	*(a)	0.13 (a)	0.21 (a)	0.26 *	0.13 *	0.14 *
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.29	*	3.22 *	(2.29)*	6.20 *	4.34 *	(6.01)
Total from investment operations	0.40		3.35	(2.08)	6.46	4.47	(5.87)
Distributions from:
Net investment income	(0.03)		—	(0.09)	(0.06)	(0.17)	(0.08)
Net realized gains	(0.64)		(0.99)	(2.61)	(3.05)	—	—
Total distributions	(0.67)		(0.99)	(2.70)	(3.11)	(0.17)	(0.08)
Dilutive effect of dividend reinvestment	—		—	(0.05)	(0.08)	—	—
Net asset value, end of period	$12.15		$12.42	$10.06	$14.89	$11.62	$7.32
Market value, end of period	$11.69		$12.11	$8.60	$13.63	$9.83	$6.71
Total Investment Return Based on(b):
Market value	2.12%		52.09%	(18.70)%	69.70%	49.11%	(50.00)%
Net asset value	3.48%		33.34%	(12.95)%	56.83%	61.57%	(44.14)%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (in millions)	$43.5		$44.3	$35.8	$51.2	$36.9	$23.2
Expenses, after waivers of Administration and Advisory fees and including Thai taxes applicable to net investment income	1.93	%(c)	2.14%	1.99%	2.14%	2.55%	2.65%
Expenses, after waivers of Administration and Advisory fees and excluding Thai taxes applicable to net investment income	1.79	%(c)	2.14%	1.99%	1.94%	2.36%	2.57%
Expenses, before waivers of Administration and Advisory fees and including Thai taxes applicable to net investment income	1.93	%(c)	2.23%	2.30%	2.65%	3.12%	3.19%
Expenses, before waivers of Administration and Advisory fees and excluding Thai taxes applicable to net investment income	1.79	%(c)	2.23%	2.30%	2.44%	2.93%	3.11%
Net investment income	1.58	%(c)	1.11%	1.78%	1.82%	1.44%	1.21%
Portfolio turnover	52	%(d)	126%	199%	245%	71%	80%

*                 After Thai taxes applicable to net investment income and/or net realized and unrealized gains/(losses).

(a)         Based on average shares outstanding.

(b)         Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)          Annualized.

(d)         Not annualized.

Results of Annual Meeting of Stockholders (unaudited)

At the Special Meeting of Stockholders of the Fund held on July 1, 2013 the following matters were voted upon.

Proposal 1: To approve an amendment to the Fund’s fundamental investment limitations to permit the Fund to issue senior securities in order to pursue the rights offering of preferred stock (the “Offer”) that the Board previously determined was in the best interest of the Fund and the Fund’s stockholders.

	Number of Shares/Votes
Voted For	Voted Against	Votes Abstain
2,591,534	184,094	27,222

Proposal 2: To liquidate and dissolve the Fund pursuant to the Plan of Liquidation and Dissolution adopted by the Board of Directors of the Fund.

	Number of Shares/Votes
Voted For	Voted Against	Votes Abstain
2,654,166	145,168	3,516

Board Consideration and Approval of Investment Management Agreement (unaudited)

Nature, Extent and Quality of Services

At a meeting (the “Meeting”) of the Board of Directors of The Thai Capital Fund, Inc. (the “Fund”) held on June 11, 2013, the Board reviewed and considered the nature and extent of the investment advisory services provided by SCB Asset Management Co., Ltd. (the “Investment Manager”) under the Investment Management Agreement. The Board reviewed and considered the qualifications of the portfolio manager, the senior administrative managers and other key personnel of the Investment Manager who provide the investment advisory services to the Fund. The Board determined that the portfolio manager and key personnel of the Investment Manager are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory services was satisfactory.

Performance Relative to the Fund’s Benchmark

The Board reviewed and considered the Fund’s performance for the last one-, three- and five-year periods, as well as for the last 20 quarters, as provided in the materials distributed to the Board prior to the Meeting, compared to the Fund’s benchmark, the Stock Exchange of Thailand Index. The Board noted that the Fund’s return on its net asset value for the last one-year, three-year and five-year periods was lower than the Fund’s benchmark. The Board further noted that, for the last 20 quarters, the Fund’s performance varied as compared to the benchmark; however, the Fund generally has performed lower than the benchmark since 2010.

Fees Relative to Other Funds and Accounts Advised by the Investment Manager

The Board reviewed and considered the advisory fee paid by the Fund under the Investment Management Agreement (the “Advisory Fee”) and information showing the advisory fees paid by other funds and accounts managed by the Investment Manager as compared to the Advisory Fee. The Board noted that while the Investment Manager does not manage any other U.S. registered funds, it does advise approximately 34 other closed- and open-end funds with advisory fees, with no funds having an advisory fee lower than the fee charged the Fund by the Investment Manager. The Board concluded that the Advisory Fee was appropriate as compared to other funds and accounts advised by the Investment Manager.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the fee paid by the only other U.S. registered closed-end fund investing in Thailand, The Thai Fund. The Board noted that the advisory fee rate was higher for The Thai Fund than for the Fund despite the fact that the assets of The Thai Fund were significantly greater than that of the Fund. In addition, the Board examined the advisory fees paid to other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00% and higher range. The Board concluded that the Fund’s Advisory Fee was competitive with these other country funds. The Board did, however, note that the total expense ratio of the Fund was higher than that of The Thai Fund and many other country funds. The Board attributed this higher total expense ratio to the lower net assets of the Fund.

Breakpoints and Economies of Scale

The Board reviewed and considered the structure of the Fund’s advisory fee schedule under the Investment Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund is closed-end and that the Fund’s assets are not likely to grow with new sales, particularly as the Fund is contemplating liquidation in the near term. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the current asset levels.

Profitability of the Investment Manager

The Board reviewed and considered a profitability report for the Investment Manager for the last year included in the materials previously provided to the Board. Based on its review of the information it received, the Board concluded that the profits earned by the Investment Manager were not excessive in light of the advisory services provided to the Fund.

Investment Manager Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Investment Manager is financially sound and has the resources necessary to perform its obligations under the Investment Management Agreement. The Board noted that the Investment Manager’s operations remain profitable. The Board concluded that the Investment Manager has the financial resources necessary to fulfill its obligations under the Investment Management Agreement.

Historical Relationship Between the Fund and the Investment Manager

The Board also reviewed and considered the historical relationship between the Fund and the Investment Manager, including the organizational structure of the Investment Manager, the policies and procedures formulated and adopted by the Investment Manager for managing the Fund’s assets and the Board’s confidence in the competence and integrity of the Investment Manager’s senior managers and key personnel. The Board concluded that it is beneficial for the Fund to continue its relationship with the Investment Manager.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Investment Manager and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Investment Manager indicates a good faith effort on its part to adhere to high ethical standards.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its stockholders to approve renewal of the Investment Management Agreement for another year.

BOARD OF DIRECTORS

Martin J. Gruber, Chairman
David G. Harmer
Richard J. Herring
Rahn K. Porter

OFFICERS

Alan Goodson
President
Jeffrey Cotton
Vice President and Chief Compliance Officer
Andrea Melia
Treasurer
Megan Kennedy
Secretary and Vice President
Gary Marshall
Vice President
Jennifer Nichols
Vice President
Christian Pittard
Vice President
Lucia Sitar
Vice President
John J. O’Keefe
Assistant Treasurer
Heather Hasson
Assistant Secretary
Leonard B. Mackey, Jr.
Assistant Secretary

ADDRESS OF THE FUND

c/o Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

INVESTMENT MANAGER

SCB Asset Management Co., Ltd.

ADMINISTRATOR

Aberdeen Asset Management Inc.

CUSTODIANS

Bangkok Bank Public Company, Ltd.
  (Thai Custodian)

State Street Bank and Trust Company
  (U.S. Custodian)

TRANSFER AGENT AND REGISTRAR

American Stock Transfer & Trust Company

LEGAL COUNSEL

Clifford Chance US LLP

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

PricewaterhouseCoopers LLP

This report is sent to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by the Independent Public Accounting Firm which does not express an opinion thereon.

Semi-Annual Report
June 30, 2013

The Thai Capital
Fund, Inc.

Item 2 — Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3 — Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4 — Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5 — Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6 — Investments.

(a)         Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8 -              Portfolio Managers of Closed-End Management Investment Companies.

(a)         This item is inapplicable to semi-annual report on Form N-CSR.

(b)         During the period ended June 30, 2013, there were no changes in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recent Annual Report on Form N-CSR filed on March 8, 2013.

Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of equity securities made by the registrant or any “affiliated purchasers” during the period of this report.

Item 10 — Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2013, there were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11 — Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 — Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                  Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Thai Capital Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
The Thai Capital Fund, Inc.

Date:	September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
The Thai Capital Fund, Inc.

Date:	September 5, 2013

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
The Thai Capital Fund, Inc.

Date:	September 5, 2013

EXHIBIT LIST

12(a)(2) — Rule 30a-2(a) Certifications

12(b) — Rule 30a-2(b) Certifications